Exhibit 99B

              SECOND AMENDMENT TO CREDIT AGREEMENT     PNC BANK

     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made as of April 22, 2002, by and among COMPUDYNE CORPORATION (the "Borrower"), the GUARANTORS party to this Amendment and the Credit Agreement referred to below, the BANKS party to this Amendment and the Credit Agreement referred to below and PNC BANK, NATIONAL ASSOCIATION, in its capacity as agent for the Banks under the Credit Agreement referred to below (hereinafter referred to in such capacity as the "Agent").

                             WITNESSETH:

     WHEREAS, reference is made to (i) that certain Credit Agreement dated November 16, 2001, as amended by that First Amendment to Credit Agreement dated December 19, 2001 (as further amended, restated, supplemented or modified from time to time) by and among the Borrower, the Guarantors party thereto, the Banks party thereto and the Agent (the "Credit Agreement") pursuant to which the Banks made available to the Borrower a $20,000,000 revolving credit facility (including a $3,000,000 letter of credit subfacility (the "LOC Subfacility") and a $5,000,000 term loan, and (ii) those Notes of the Borrower evidencing its obligations under the Credit Agreement and the Loan Documents, comprised of a $3,000,000 Amended and Restated Term Note, a $12,000,000 Amended and Restated Revolving Credit Note, a $2,000,000 Term Note and a $8,000,000 Revolving Credit Note (collectively, the "Notes") the obligation; and

     WHEREAS, the Borrower, the Guarantors, the Banks and the Agent desire to amend the Credit Agreement to (i) increase the aggregate principal amount of the Revolving Credit Commitments of the Banks to $30,000,000 and (ii) to increase the LOC Subfacility limit available to the Borrower thereunder and to provide specific provisions to govern a direct-pay letter of credit to be issued by the Agent for the Banks on the account of the Borrower for the benefit of its subsidiary, Norment Security Group, Inc., as provided for below.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

1. The Credit Agreement is amended as set forth in Exhibit A. Any and all references to the Credit Agreement in any of the Loan Documents shall be deemed to refer to the Credit Agreement as amended hereby. Any initially capitalized terms used in this Amendment without definition shall have the meanings assigned to those terms in the Credit Agreement.

2. This Amendment is deemed incorporated into each of the Loan Documents. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision in any Loan Document, the terms and provisions hereof shall control.

3. The Borrower and the Guarantors hereby represent and warrant that (a) all of their respective representations and warranties in the Loan Documents are true and correct, (b) no default or Event of Default exists under any Loan Document, and (c) this Amendment has been duly authorized, executed and delivered and constitutes their legal, valid and binding obligations, enforceable in accordance with its terms.

4. The Borrower and the Guarantors hereby confirm that any collateral for the Obligations, including but not limited to liens, security interests, mortgages, and pledges granted by the Borrower, the Guarantors or third parties (if applicable), shall continue unimpaired and in full force and effect. Without limiting the generality or comprehensiveness of the foregoing, the Guarantors specifically ratify and affirm the continuing validity, enforceability and binding effect of their respective guaranty agreements executed and delivered to the Agent on behalf of the Banks with respect to Borrower's Obligations under the Credit Agreement as amended and increased by this Amendment.

5. This Amendment may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such\ copies shall constitute one and the same instrument.

6. This Amendment will be binding upon and inure to the benefit of the Borrower, the Guarantors, the Banks and the Agent and their respective heirs, executors, administrators, successors and assigns.

7. The following are conditions precedent to the Banks' agreement to effect the amendments to the Credit Agreement set forth herein:

      (a) The Borrower shall pay a facility fee to the Banks in the amount of $50,000 to be divided equally between the Banks.

      (b) The Borrower shall reimburse the Agent for its out of pocket fees and expenses incurred in connection with this Amendment, including, without limitation, its attorney fees and expenses.

      (c) The Borrower and the Guarantor shall execute such amended and restated notes, reaffirmation documents and other documents, instruments and agreements that the Agent may request in order to evidence, ratify and affirm its obligations under the Credit Agreement and the other Loan Documents and the security interests, liens and pledges effected thereby.

      (d) The Banks shall have received such updated financial projections with updates for Tiburon, Inc. in form, substance and result acceptable to the Banks in their sole discretion. In the event the Tiburon sale has not been consummated on or before June 1, 2002, the Revolving Credit Commitments shall, automatically and without necessity of notice or other actions by the Bank, be reduced to the pre-amendment levels.

      (e) The Banks shall receive the following: (i) a perfected first lien mortgage on, and security interest in, the real property, improvements and personal property being financed with the proceeds of the bonds for which the below described letter of credit is being provided, located at 1965 Mitchell Young Road, Montgomery, Alabama; and (ii) such opinions of bond counsel and Borrower/Guarantor counsel as the Banks may require.

8. Except as amended hereby, the terms and provisions of the Loan Documents remain unchanged and in full force and effect. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default thereunder, or a waiver or release of any of the Bank's rights and remedies (all of which are hereby reserved). The Borrower expressly ratifies and confirms the confession of judgment and waiver of jury trial provisions (if applicable).

                  [SIGNATURE PAGES IMMEDIATELY FOLLOW]

WITNESS the due execution hereof as a document under seal, as of the date first written above.


COMPUDYNE CORPORATION,              QUANTA SYSTEMS CORPORATION,
a Nevada corporation                a Connecticut corporation


/s/ Geoffrey F. Feidelberg          /s/ Martin A. Roenigk
By:------------------               By:--------------------
Title: Chief Financial Officer      Title: Chairman
       and Treasurer


CORRLOGIC, INC.,                    SYSCO SECURITY SYSTEMS, INC.,
a Nevada corporation                a Nevada corporation

/s/ Geoffrey F. Feidelberg          /s/ Geoffrey F. Feidelberg
By:------------------               By:---------------------
Title: Vice President               Title: Vice President


FIBER SENSYS, INC.,                 PNC BANK, NATIONAL ASSOCIATION,
an Oregon corporation               as a Bank and as Agent

/s/ Geoffrey F. Feidelberg          /s/ Thomas J. Fowlston
By:------------------               By:---------------------
Title: Vice President               Title: Vice President


NEW TIBURON, INC.,                  SUNTRUST BANK
a Virginia corporation

/s/ Geoffrey F. Feidelberg          /s/ Ned Spitzer
By:------------------               By:---------------------
Title: Vice President               Title: Assistant Vice President


NORMENT SECURITY GROUP, INC.,       NORSHIELD CORPORATION,
a Delaware corporation              an Alabama corporation

/s/ Geoffrey F. Feidelberg          /s/ Geoffrey F. Feidelberg
By:------------------               By:--------------------
Title: Vice President               Title: Vice President



                    AMENDMENTS TO CREDIT AGREEMENT

                                 EXHIBIT A

     The Credit Agreement is hereby amended as follows:

     I.   Background to Amendment

     The Borrower, the Guarantors, the Banks and the Agent desire to amend the Credit Agreement to (i) increase the aggregate Revolving Credit Commitments of the Banks to $30,000,000 and (ii) increase the LOC Subfacility limit available to the Borrower from $3,000,000 to $6,000,000 and to provide specific provisions to govern a direct-pay letter of credit to be issued by the Agent for the Banks on the account of Borrower for the benefit of its subsidiary, Norment Security Group, Inc.

     II.  Credit Agreement Amendments

     a) The definition of "Leverage Ratio" set forth in Section 1.1 is deleted and restated in its entirety as follows:

     "Leverage Ratio shall mean the ratio of (x) consolidated Indebtedness for borrowed money, capital leases, Guaranties of borrowed money and reimbursement obligations in respect of letters of credit of the Borrower and its Subsidiaries (but excluding reimbursement obligations under letters of credit No. S243626SCP and No. S247779SCP issued by the Agent for the benefit of Norment Security Group, Inc.
and other letters of credit approved and issued by the Bank on behalf of any of the Loan Parties supporting obligations under revenue bond issues that are reflected as liabilities on the Borrower's consolidated financial statements) to (y) EBITDA."

     b) The definition of "Fixed Charges" set forth in Section 1.1 is deleted and restated in its entirety as follows:

     "Fixed Charges" shall mean for any period of determination the sum of interest expense and scheduled principal installments (including as a principal installment the stepdown in the Revolving Credit Commitments set forth on Schedule 1.1(B)) on Indebtedness (as adjusted for prepayments) for the prior four (4) fiscal quarters in each case of the Borrower and its Subsidiaries for such period determined and consolidated in accordance with GAAP.

     c)   A new definition of "Liquidity Period" is added to Section
          1.1 in alphabetical order, as follows:

     "Liquidity Period" shall mean, with respect to the Second Norment Letter of Credit the period beginning on the date of the issuance by the Agent of the Second Norment Letter of Credit and terminating on the first to occur of (i) the date the Second Norment Letter of Credit terminates in accordance with its terms, (ii) the first date on which there are no longer any Norment Bonds outstanding other than Norment Bonds secured by an alternate letter of credit, or (iii) the date the Liquidity Period is terminated pursuant to Section 9.2.1."

     d) Subsection 2.8.1 is deleted and restated in its entirety as follows:

     "Borrower may request the issuance of a letter of credit (each a "Letter of Credit") on behalf of itself or another Loan Party by delivering to the Agent a completed application and agreement for letters of credit in such form as the Agent may specify from time to time by no later than 10:00 a.m., Pittsburgh time, at least three (3) Business Days, or such shorter period as may be agreed to by the Agent, in advance of the proposed date of issuance. Except for the Second Norment Letter of Credit (as defined in Subsection 2.8.10, below), each Letter of Credit shall be either a Standby Letter of Credit or a Commercial Letter of Credit. Subject to the terms and conditions hereof and in reliance on the agreements of the other Banks set forth in this
Section 2.8, the Agent will issue a Letter of Credit provided that each Letter of Credit shall (A) have a maximum maturity of thirty-six (36) months from the date of issuance, and (B) in no event expire later than ten (10) Business Days prior to the Expiration Date and providing that in no event shall (i) the Letter of Credit Outstanding exceed, at any one time, $6,000,000 or (ii) the Revolving Facility Usage exceed, at any one time, the Revolving Credit Commitments. The Existing Letters of Credit will be cancelled on the Closing Date or replaced by Letters of Credit. The Existing Letters of Credit are not "Letters of Credit" hereunder, but the Second Norment Letter of Credit constitutes a "Letter of Credit" hereunder (subject to the provisions of Subsection 2.8.10)."

     e)   A new Subsection 2.8.10 is added, as follows:

     "2.8.10.  Special Provisions for Second Norment Letter of Credit.

          2.8.10.1 The Loan Parties hereby request the issuance, as a Letter of Credit under the Letter of Credit Subfacility provided in this Section 2.8, of an Irrevocable Letter of Credit (No. S247779SCP) in the face amount of $3,547,945, representing a principal component of $3,500,000 and an interest component of $47,945 based upon 50 days' interest at an assumed maximum rate of 10% per annum, for the benefit of Norment Security Group, Inc. dated April 22, 2002 (the "Second Norment Letter of Credit") in favor of Regions Bank, as trustee (the Trustee") to support $3,500,000 of Industrial Development Revenue Bonds (Norment Security Group, Inc. Project) Series 2002 (the "Norment Bonds") issued by The Industrial Development Board of the City of Montgomery (the "Issuer") pursuant to a Trust Indenture between the Trustee and the Issuer dated as of April 1, 2002 (the "Trust Indenture"). The Second Norment Letter of Credit shall be in the form, and be governed by the terms of, the letter of credit attached hereto as Exhibit
2.8.10.1 and such Exhibit and the provisions of this Subsection 2.8.10 shall control with respect to the Second Norment Letter of Credit and the Loan Parties Obligations relating thereto. In the event of a conflict between the terms and provisions applicable to the Second Norment Letter of Credit by virtue of this Subsection 2.8.10, and any other provisions of this Agreement or the other loan documents, Subsection 2.8.10 shall control. All capitalized terms used in this Subsection 2.8.10 and not otherwise defined shall have the meaning ascribed to such terms in the Second Norment Letter of Credit.

     The Second Norment Letter of Credit shall be effective on its date of issuance and shall expire at 5:00 p.m. on the Stated Termination Date. On or prior to the Stated Termination Date and on each anniversary date thereafter, the Agent may, upon the written request of the Borrower given to the Agent not more than one hundred twenty (120) days nor less than sixty (60) days prior to such anniversary date, elect, at its sole option, to extend the Stated Termination Date with respect to the Second Norment Letter of Credit for one additional year, it being understood that the Agent shall have no obligation to grant any such extension. Any such extension shall be subject to the mutual agreement of the Borrower and the Agent as to any fees to be applicable to the period of extension.

          2.8.10.2 The Borrower hereby agrees to pay or cause to be paid to the Agent on behalf of the Banks with respect to draws by the Trustee under the Second Norment Letter of Credit:

          (i)  a sum equal to each amount drawn under the Second
Norment Letter of Credit by an Interest Draft, on the same Business Day that such draw is honored, but not before the draw is honored;

          (ii) a sum equal to each amount drawn against the Interest Component of the Letter of Credit Amount by a Tender Draft (A) in the case of any such amount drawn on an Interest Payment Date (as defined in the Trust Indenture) of the Norment Bonds being purchased with the proceeds of such Tender Draft, the same Business Day that such draw is honored but not before the draw is honored, and (B) in all other cases, on the first to occur of (1) the first Business Day of the first calendar month following the calendar month in which such draw is honored, (2) the date on which the Norment Bonds purchased with the proceeds of such Tender Draft are remarketed by the then current remarketing agent for the Norment Bonds (the "Remarketing Agent") and the proceeds thereof delivered to the Trustee, (3) the date on which the Norment Bonds purchased with the proceeds of such Tender Draft are redeemed or otherwise paid in full, or (4) the date the Liquidity Period terminates;

          (iii) a sum equal to each amount drawn against the Principal Component of the Letter of Credit Amount by a Tender Draft, on the first to occur of (A) the date on which the Norment Bonds purchased with the proceeds of such Tender Draft are remarketed by the Remarketing Agent and the proceeds thereof are delivered to the Trustee, (B) the date on which the Norment Bonds purchased with the proceeds of such Tender Draft are redeemed or otherwise paid in full, or (C) the date the Liquidity Period terminates; and

          (iv) a sum equal to each amount drawn under the Norment Letter of Credit by a Redemption Draft, on the same Business Day after such draw is honored.

     All sums payable to the Agent and the Banks under this Subsection
2.8.10.2 shall bear interest, from the date the corresponding draw is honored under the Second Norment Letter of Credit until such sums are paid in full (it being understood and agreed that any sum paid to the Agent after 12:00 noon, Pittsburgh time, on a Business Day shall bear interest as if it was paid at 9:00 a.m. on the next following Business
Day), at a rate equal to the Base Rate Option plus Applicable Margin. Interest accruing pursuant to this Subsection 2.8.10.2 shall be due and payable on the first Business Day of each calendar month after the date the corresponding draw is honored under the Second Norment Letter of Credit and on the date the respective sum is paid.

          2.8.10.3 The Second Norment Letter of Credit shall be subject to reinstatement, reduction and transfer as set forth therein.

          2.8.10.4 Without the prior written consent of the Required Banks, the Borrower shall not redeem, or give any notice under the Trust Indenture or any other document relating to the Norment Bonds of its intention to redeem any of the Norment Bonds pursuant to the optional redemption provisions thereof, if the Trustee would be permitted or required under the Indenture to draw under the Second Norment Letter of Credit for the purpose of obtaining funds to effect such redemption.

     Notwithstanding the foregoing, unless otherwise directed to the contrary by the Agent with the approval of the Required Banks, on each April 1 (or on the first Business Day following April 1 if April 1 is not a Business Day) commencing April 1, 2003, the Borrower shall cause to be redeemed pursuant to rights of optional redemption under the Trust Indenture, or otherwise cause to be retired ,that aggregate principal amount of Norment Bonds for each such date as is set forth in Schedule 2.8.10.4 attached hereto and made a part hereof, until such time as no Norment Bonds remain outstanding under the Trust Indenture (it being understood and agreed by the Borrower that any specification of Norment Bond redemption requirements in said Schedule
2.8.10.4 for any period after the stated expiration date of the Second Norment Letter of Credit shall in no manner be construed as an indication of the Agent's of any Bank's willingness to extend such expiration date, any such extension being in the sole and absolute discretion of the Agent and the Banks, as the case may be).

          2.8.10.5 The Borrower will obtain the consent of the Required Banks whenever the consent of the Trustee is required to be obtained under the Indenture or any document, instrument or agreement relating to the Norment Bonds (the "Norment Bond Documents"). The Borrower will not consent to or enter into any amendment of or supplement to the Norment Bond Documents without the consent of the Required Banks.

          2.8.10.6 (a) To secure the Borrower's obligations to the Banks under this Agreement with respect to the Second Norment Letter of Credit (as well as all other Letters of Credit issued hereunder), the Borrower hereby pledges and assigns to the Agent on behalf of the Banks, and grants to the Agent on behalf of the Banks, a security interest in, all of the Borrower's right, title and interest, now owned or hereafter acquired, in and to any and all Norment Bonds which (a) have been tendered for purchase pursuant to tender option provisions of the Norment Bonds and the Trust Indenture (or under any other provision of any indenture related to any other Letter of Credit), and (b) have not been successfully remarketed by the Remarketing Agent prior to 11:00 a.m. on the date of purchase thereof pursuant to such tender (collectively, the "Unremarketed Tendered Bonds") (together with all income therefrom and proceeds thereof) purchased pursuant to the Trust Indenture with the proceeds of a Tender Draft presented under the Second Norment Letter of Credit for which neither (i) full reimbursement has been made to the Agent on behalf of the Banks, nor (ii) the Trustee holds sufficient funds which, pursuant to the Trust Indenture (or other indenture), the Trustee (or other trustee) is required to apply on behalf of the Borrower to reimburse the Bank in full for such Tender Draft on the date such Tender Draft is paid by the Agent. Such Unremarketed Tendered Bonds shall be, and are hereby, pledged to the Agent as agent for the Banks, registered in its name as pledgee of the Borrower and delivered to and held by the Trustee or tender agent as agent for the Agent on behalf of the Banks under this Subsection 2.8.10.6 or, at the option of the Agent on behalf of the Banks by written notice to the Borrower and the Trustee, the pledged Unremarketed Tendered Bonds specified in such notice shall be delivered to and held by the Agent on behalf of the Banks; provided that, if such pledged Unremarketed Tendered Bonds are held in uncertificated form pursuant to an agreement with the Depository Trust Company, or a successor securities depository, then such pledge to the Banks shall be recorded in the registration books maintained by the Trustee and in the records of ownership maintained by the securities depository and any participant through which such Pledged Bonds are held. Unremarketed Tendered Bonds which are so pledged and held by the Trustee or tender agent as agent for the Agent on behalf of the Banks are herein referred to as "Pledged Bonds".

          (b) Any principal of and interest on Pledged Bonds which become due and payable (including any due bills received upon purchase thereof pursuant to the record date provisions of the Trust Indenture or the Bonds) shall be paid to the Agent on behalf of the Banks. All sums of money so paid to the Agent in respect of Pledged Bonds shall be credited against the obligation of the Borrower to reimburse the Agent on behalf of the Banks, with interest, for the amount drawn with a Tender Draft to fund the purchase of such Pledged Bonds pursuant to the Trust Indenture.

          (c) If the Borrower pays or causes to be paid in full its obligation under Subsection 2.8.10.2 for the reimbursement of the amount (or allocable portion thereof) drawn with a Tender Draft to fund the purchase of Pledged Bonds pursuant to Section 303 of the Trust Indenture (or if the Trustee has received immediately available funds which, pursuant to Section 406(d) of the Trust Indenture, the Trustee is required to pay over promptly to the Agent in an amount sufficient to pay the Borrower's reimbursement obligation under Subsection
2.8.10.2 with respect to the amount drawn with such Tender Draft to fund the purchase of such Pledged Bonds), and provided no Event of Default has occurred and is continuing, the Agent will release from the pledge of this Agreement and will deliver, or cause its agent to deliver, such Pledged Bonds to such person or persons as the Trustee or the Borrower may direct. An amount equal to the principal of, plus accrued interest on, such Pledged Bonds shall be presumed (absent notice to the contrary) to be an "amount sufficient" for purposes of this Subsection 2.8.10.6 (c) and, upon receipt of such amount by the Trustee for payment to the Agent as aforesaid, the Trustee shall be automatically authorized to deliver such Pledged Bonds as aforesaid free from the pledge of this Agreement, unless the Trustee has received from the Agent written notice or telephonic notice (which shall thereafter be confirmed in writing) that such release shall not occur.

          (d) Neither the Agent nor the Banks shall be liable for failure to collect or realize upon the obligations secured by the Pledged Bonds or any collateral security or guarantee therefor, or any part thereof, or for any delay in so doing, and neither the Agent nor the Banks shall be under any obligation to take any action whatsoever with regard thereto.

          (e) The Borrower represents and warrants to the Agent and the Banks that the pledge, assignment and delivery of Pledged Bonds pursuant to this Section 2.8.10.6 will create a valid first lien on and a first-perfected security interest in, all right, title and interest of the Borrower in and to the Pledged Bonds, and the proceeds thereof. The Borrower covenants and agrees that it will defend the Agent's and the Banks' right, title and security interest in and to the Pledged Bonds and the proceeds thereof against the claims and demands of all persons. In addition to its other rights and remedies under this Agreement and the Norment Bond Documents, the Agent, acting as agent for the Banks, shall have the rights and remedies of a secured party under the Uniform Commercial Code or other applicable law with respect to the security interests created by this Subsection."

     f) Section 8.2.5 is amended by adding the following clause to the end of the Section:

     "; and further provided that Borrower may issue up to $200,000 of its preferred stock in exchange for the preferred stock of Tiburon, Inc. and may accrue and, so long as no Event of Default has occurred and is continuing, pay dividends thereon at a rate not exceeding 6% per annum, and may redeem the same in cash or common stock of the Borrower."

     g) Section 3(A) of Section 8.2.6 is deleted and restated in its entirety as follows:

     "(3) the Consideration paid by the Loan Parties for all Permitted Acquisitions made during the current fiscal year of the Loan Parties shall not exceed the following limits:

          (A)  for the cash portion of Consideration in Permitted
Acquisitions: $5,000,000 in any fiscal year and $10,000,000 in the aggregate after the Closing Date, except that the cash portion of the Consideration for the acquisition by Borrower of the capital stock of Tiburon, Inc. may be up to $13,000,000, so long as all other conditions of this Section are fulfilled, which may be funded by Revolving Credit Loans and shall not be counted against the foregoing limits;"

     h) Subsection 9.2.1 is deleted and restated in its entirety as follows:

          "9.2.1 Events of Default Other Than Bankruptcy, Insolvency or Reorganization Proceedings.

          If an Event of Default specified under Sections 9.2.1 through 9.2.13 shall occur and be continuing, the Banks and the Agent shall be under no further obligation to make Loans or issue Letters of Credit, or make any Swing Line Loans, as the case may be, and the Agent may, and upon the request of the Required Banks, shall (i) by written notice to the Borrower, declare the unpaid principal amount of the Notes (including all Reimbursement Obligations under Letters of Credit evidenced thereby) then outstanding and all interest accrued thereon, any unpaid fees and all other Indebtedness of the Borrower to the Banks hereunder and thereunder to be forthwith due and payable, and the same shall thereupon become and be immediately due and payable to the Agent for the benefit of each Bank without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived,
(ii) by written notice to the Trustee, the Borrower and the Remarketing Agent, terminate the Liquidity Period with respect to the Second Norment Letter of Credit, (iii) notify the Trustee of such Event of Default; direct the Trustee to declare an Event of Default, as defined in the Trust Indenture, pursuant to Section 601(g) of the Trust Indenture; direct the Trustee to draw on the Second Norment Letter of Credit; and direct the Trustee to accelerate the maturity of the Norment Bonds or to effect a mandatory tender of the Norment Bond, and
(iv) require the Borrower to, and the Borrower shall thereupon, deposit in a non-interest-bearing account with the Agent, as cash collateral for its Obligations under the Loan Documents, an amount equal to the maximum amount currently or at any time thereafter available to be drawn on all outstanding Letters of Credit, and the Borrower hereby pledges to the Agent and the Banks, and grants to the Agent and the Banks a security interest in, all such cash as security for such Obligations. Upon the curing of all existing Events of Default to the satisfaction of the Required Banks (and the Trustee with respect to the Norment Bonds), the Agent shall return such cash collateral to the Borrower; and"

     i) Part 1 of Schedule 1.1(B) is deleted in its entirety and Restated as follows:


Part 1 - Commitments of Banks and Addresses for Notices to Banks

                                         Amount of       Amount of
                                         Commitment     Commitment
                                        for Revolving    for Term
Bank                                    Credit Loans      Loans
----                                    ------------      -----
Name:  PNC Bank, National Association   $18,000,000       $3,000,000
Address: 4242 Carlisle Pike             Through May
Camp Hill, PA  17011                    1, 2003
Attention: Thomas J. Fowlston
Telephone (717) 730-2404                $16,800,00
Telecopy: (717) 730-2387                from May 1,
                                        2003 through
                                        May 1, 2004

                                        $15,600,000
                                        from May 1,
                                        2004 until the
                                        Expiration Date

Name: SunTrust Bank                     $12,000,000       $2,000,000
Address: SunTrust Bank Building         through May
201 Fourth Avenue North, 3rd Floor       1, 2003
Nashville, TN  37219
Attention: Alan Oakley                  $11,000,000
Telephone: (615) 748-5934               from May 1,
Telefax: (615) 748-5117                 2003 through
                                        May 1, 2004

                                        $10,400,000
                                        from May 1,
                                        2004 until the
                                        Expiration Date


Total                                   $30,000,000       $5,000,000
                                        ===========       ==========




                                      Amount of
                                      Commitment
                                      for Swing       Total     Ratable
Bank                                   Loans*       Commitment   Share
----                                   ------       ----------   -----
Name:  PNC Bank, National Association  $2,000,000   $21,000,000   60%
Address: 4242 Carlisle Pike
Camp Hill, PA  17011
Attention: Thomas J. Fowlston
Telephone (717) 730-2404
Telecopy: (717) 730-2387

Name: SunTrust Bank                                 $14,000,000   40%
Address: SunTrust Bank Building
201 Fourth Avenue North, 3rd Floor
Nashville, TN  37219
Attention: Alan Oakley
Telephone:  (615) 748-5934
Telefax:  (615) 748-5117


Total                                  $ N/A        $35,000,000   100%
                                       =====        ===========   ====


*  The Swing Line is shown as a part of the Revolving Credit
   Commitment of PNC Bank and is not separately combined in calculating total Commitments in the table.



     j) All references in the Credit Agreement to the "Revolving Credit Notes" shall mean and refer to (i) that Second Amended and Restated Revolving Credit Note from the Borrower to PNC Bank, National Association in the stated principal amount of $18,000,000 dated April 22, 2002 and (ii) that Amended and Restated Revolving Credit Note from Borrower to SunTrust Bank in the stated principal amount of $12,000,000 dated April 22, 2002.



STATE OF -------------------- )
                              ) SS:
COUNTY OF ------------------- )

     On this, the ----- day of April, 2002, before me, a Notary Public, the undersigned officer, personally appeared -------------------------, who acknowledged himself/herself to be the ------------------------- of COMPUDYNE CORPORATION and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.




                               -----------------------
                               Notary Public
                               My commission expires:




COMMONWEALTH OF PENNSYLVANIA  )
                              ) SS:
COUNTY OF ------------------- )

     On this, the ---- day of April, 2002, before me, a Notary Public, the undersigned officer, personally appeared Thomas J. Fowlston, who acknowledged himself to be the Vice President of PNC BANK, NATIONAL ASSOCIATION and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of said bank as such officer.


     IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                               -----------------------
                               Notary Public
                               My commission expires:




STATE OF -------------------  )
                              ) SS:
COUNTY OF ------------------  )

     On this, the ---- day of April, 2002, before me, a Notary Public, the undersigned officer, personally appeared --------------------, who acknowledged himself to be the Vice President of SUNTRUST BANK, and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of said bank as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                               -----------------------
                               Notary Public
                               My commission expires:




STATE OF -------------------  )
                              ) SS:
COUNTY OF ------------------  )

     On this, the ---- day of April, 2002, before me, a Notary Public, the undersigned officer, personally appeared ------------------------, who acknowledged himself/herself to be the ------------------------ of CORRLOGIC, INC. and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                               -----------------------
                               Notary Public
                               My commission expires:




STATE OF -------------------  )
                              ) SS:
COUNTY OF ------------------  )

     On this, the ---- day of April, 2002, before me, a Notary Public, the undersigned officer, personally appeared ------------------------, who acknowledged himself/herself to be the ------------------------ of FIBER SENSYS, INC. and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                               -----------------------
                               Notary Public
                               My commission expires:





STATE OF -------------------  )
                              ) SS:
COUNTY OF ------------------  )

     On this, the ----- day of April, 2002, before me, a Notary Public, the undersigned officer, personally appeared -------------------------, who acknowledged himself/herself to be the ------------------------- of NEW TIBURON, INC. and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.




                               -----------------------
                               Notary Public
                               My commission expires:






STATE OF -------------------  )
                              ) SS:
COUNTY OF ------------------  )

     On this, the ---- day of April, 2002, before me, a Notary Public, the undersigned officer, personally appeared ------------------------, who acknowledged himself/ herself to be the ----------------------- of NORMENT SECURITY GROUP, INC. and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.




                               -----------------------
                               Notary Public
                               My commission expires:





STATE OF -------------------  )
                              ) SS:
COUNTY OF ------------------  )

     On this, the ---- day of April, 2002, before me, a Notary Public, the undersigned officer, personally appeared ------------------------, who acknowledged himself/herself to be the ------------------------ of NORSHIELD CORPORATION and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.




                               -----------------------
                               Notary Public
                               My commission expires:





STATE OF -------------------  )
                              ) SS:
COUNTY OF ------------------  )

     On this, the ---- day of April, 2002, before me, a Notary Public, the undersigned officer, personally appeared ------------------------, who acknowledged himself/herself to be the ------------------------ of QUANTA SYSTEMS CORPORATION and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.




                               -----------------------
                               Notary Public
                               My commission expires:





STATE OF -------------------  )
                              ) SS:
COUNTY OF ------------------  )

     On this, the ----- day of April, 2002, before me, a Notary Public, the undersigned officer, personally appeared -------------------------, who acknowledged himself/herself to be the ------------------------- of SYSCO SECURITY SYSTEMS and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                               -----------------------
                               Notary Public
                               My commission expires:




                              EXHIBIT 2.8.10.1
                              ----------------


                          FORM OF LETTER OF CREDIT
                          ------------------------


                              EXHIBIT 2.8.10.4
                              ----------------


                SCHEDULED REDEMPTION OF NORMENT BONDS
                -------------------------------------

          April 1 (Year)                     Amount
          --------------                     ------
          2003                               $300,000
          2004                                300,000
          2005                                300,000
          2006                                300,000
          2007                                300,000
          2008                                300,000
          2009                                300,000
          2010                                300,000
          2011                                300,000
          2012                                300,000
          2013                                100,000
          2014                                100,000
          2015                                100,000
          2016                                100,000
          2017                                100,000

                              TOTAL:       $3,500,000